SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: March 18, 2004

                       BANK OF SOUTH CAROLINA CORPORATION
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             (Exact name of registrant as specified in its charter)

South Carolina                          0-27702              57-1021355
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(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

                    256 Meeting Street, Charleston, SC 29401
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               (Address of principal executive offices) (Zip Code)

                                 (843) 724-1500
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              (Registrant's telephone number, including area code)

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

Item 5 Other Events:


Charleston, SC- The Board of Directors of Bank of South Carolina Corporation, the parent company for The Bank of South Carolina, on March 18, 2004, declared an $.11 per share dividend, payable April 30, 2004, to shareholders of record as of March 31, 2004. Hugh C. Lane Jr., the Corporation's President and CEO stated "We are pleased to announce our 59th consecutive dividend. Since the year began, we have seen tangible signs that the local economy is improving which will be positive for the Bank."

The Bank of South Carolina, a De Novo Charter, which opened in 1987 at 256 Meeting Street, has offices in Summerville, Mt. Pleasant, and the West Ashley community. It is also available on its' website at www.banksc.com. Bank of South Carolina Corporation currently trades its common stock on the NASDAQ stock market under the symbol "BKSC". Market makers for the stock for Bank of South Carolina Corporation are: Robinson Humphrey Company, Inc., Sterne, Agee and Leach Inc., Scott & Stringfellow, Inc., Nite Securities, LP and Speer, Leeds and Kellogg.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       BANK OF SOUTH CAROLINA CORPORATION
                                  (Registrant)

March 18, 2004                          By: /s/ William L. Hiott, Jr.
                                            ------------------------------------
                                            William L. Hiott, Jr.
                                            Executive Vice President and Cashier

     Bank of South Carolina Corporation Announces 59th Consecutive Dividend

    CHARLESTON, S.C., March 18 /PRNewswire-FirstCall/ -- The Board of Directors of Bank of South Carolina Corporation (Nasdaq: BKSC), the parent company for The Bank of South Carolina, on March 18, 2004, declared an $.11 per share dividend, payable April 30, 2004, to shareholders of record as of March 31, 2004. Hugh C. Lane Jr., the Corporation's President and CEO stated, "We are pleased to announce our 59th consecutive dividend. Since the year began, we have seen tangible signs that the local economy is improving which will be positive for the Bank."
    The Bank of South Carolina, a De Novo Charter, which opened in 1987 at
256 Meeting Street, has offices in Summerville, Mt. Pleasant, and the West Ashley community. It is also available on its' website at www.banksc.com . Bank of South Carolina Corporation currently trades its common stock on the NASDAQ stock market under the symbol "BKSC". Market makers for the stock for Bank of South Carolina Corporation are: Robinson Humphrey Company, Inc., Sterne, Agee and Leach Inc., Scott & Stringfellow, Inc., Nite Securities, LP and Speer, Leeds and Kellogg.

SOURCE  Bank of South Carolina
    -0-                             03/18/2004
    /CONTACT:  William L. Hiott, Jr. of Bank of South Carolina,
+1-843-724-1500/
    /Web site:  http://www.banksc.com /
    (BKSC)

CO:  Bank of South Carolina
ST:  South Carolina
IN:  FIN
SU:  DIV